 Filed Pursuant to Rule 497
 File Nos. 333-215074 and 811-23221
FS CREDIT INCOME FUND

Supplement dated March 11, 2021 to the
FS Credit Income Fund (the “Fund”)
Prospectus dated February 28, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Credit Income Fund (the “Fund”), dated February 28, 2021 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.
You should carefully consider the “Types of Investments and Related Risks” beginning on page 37 of the Prospectus before you decide to invest in the Fund’s Shares.
Management of the Fund
On March 9, 2021, the Board of Trustees (the “Board”) appointed Tyson A. Pratcher as a member of the Board.
Following such appointment, the Board is comprised of six members: Michael C. Forman, Steven Shapiro, Holly E. Flanagan, Brian R. Ford, Daniel J. Hilferty III and Tyson A. Pratcher. Four of the members, Holly E. Flanagan, Brian R. Ford, Daniel J. Hilferty III and Tyson A. Pratcher, have been determined to be Independent Trustees.
As a result of the foregoing, this supplement supplements the subsection of the Prospectus entitled “Management of the Fund—General” by replacing the first paragraph thereof in its entirety with the following:
Under the Fund’s declaration of trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of six members, four of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with the laws of the State of Delaware (“Delaware law”) and the Fund’s declaration of trust. Four of the six Trustees serving on the Board were elected by the organizational Shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.
Please retain this Supplement with your Prospectus for future reference.

FS CREDIT INCOME FUND

Supplement dated March 11, 2021 to the
FS Credit Income Fund (the “Fund”)
Statement of Additional Information dated February 28, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Statement of Additional Information of FS Credit Income Fund (the “Fund”), dated February 28, 2021 (as may be supplemented or amended, the “SAI”). Capitalized terms used in this supplement have the same meanings as in the SAI, unless otherwise stated herein.
You should carefully consider the “Types of Investments and Related Risks” beginning on page 37 of the Prospectus before you decide to invest in the Fund’s Shares.
Management of the Fund
On March 9, 2021, the Board of Trustees (the “Board”) appointed Tyson A. Pratcher as a member of the Board.
Following such appointment, the Board is comprised of six members: Michael C. Forman, Steven Shapiro, Holly E. Flanagan, Brian R. Ford, Daniel J. Hilferty III and Tyson A. Pratcher. Four of the members, Holly E. Flanagan, Brian R. Ford, Daniel J. Hilferty III and Tyson A. Pratcher, have been determined to be Independent Trustees.
As a result of the foregoing, this supplement supplements the subsection of the SAI entitled “Management of the Fund—Board Trustees and Executive Officers—Board Leadership Structure” by replacing the first paragraph thereof in its entirety with the following:
The Board consists of six members, four of whom are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund, FS Credit Income Advisor the GoldenTree Sub-Adviser or GoldenTree (collectively, “Independent Trustees”). Among other things, the Board sets broad policies for the Fund and appoints the Fund’s officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs. Each Trustee will serve until his or her successor is duly elected and qualified. The Trustees are subject to removal or replacement in accordance with Delaware law and the Fund’s declaration of trust. Four of the six Trustees serving on the Board were elected by the organizational Shareholder of the Fund.

As a result of the foregoing, this supplement supplements the subsection of the SAI entitled “Management of the Fund—Board Trustees and Executive Officers—Trustees” by inserting the following row at the bottom of the table in such subsection:
Tyson A. Pratcher	46	March 2021	Trustee	Managing Director of RockCreek Group (global investment management firm) (since 2020); Managing Partner of Cane Wells, Inc. (2019 – 2020); Co-Head of Investments of TFO USA (2017 – 2019); Director of Opportunistic Investments, Director of Absolute Return Strategies and Director of Emerging Managers of NY State Common Retirement Fund (2007 – 2017)	2	FS Multi-Alternative Income Fund (since March 2021)
As a result of the foregoing, this supplement supplements the subsection of the SAI entitled “Management of the Fund—Board Trustees and Executive Officers—Independent Trustees” by inserting the following paragraphs at the end of such subsection:
Tyson A. Pratcher has served as the managing director of RockCreek Group, a global asset management firm, since May 2020. Prior to RockCreek, Mr. Tyson was the managing partner of Cane Wells, Inc., a consulting firm that provides strategic advice to alternative management firms from May 2019 to May 2020. Mr. Pratcher also served as the Co-Head of Investments at TFO USA, the asset management arm of the largest multi-family office in the Middle East, from July 2017 to February 2019. At TFO USA, Mr. Pratcher led the restructuring of the asset management business, while supervising investment teams based in New York, London, Riyadh and Bahrain. Prior to his role with TFO USA, Mr. Pratcher served as the Director of Opportunistic Investments, the Director of Absolute Return Strategies and the Director of Emerging Managers at the New York State Common Retirement Fund from 2007 to 2017. From 2003 until 2006, Mr. Pratcher served as the Deputy State Director (Deputy Chief of Staff) for U.S. Senator Hillary Rodham Clinton. Immediately preceding his time on Senator Clinton’s staff, Mr. Pratcher spent three years as an associate in the New York City, NY and Menlo Park, CA offices of a global law firm. Mr. Pratcher previously served as a member of the boards of directors of Organix Recycling, Inc., Citizens Parking and Grip Invest from 2017 to 2019. Mr. Pratcher holds a J.D. from Columbia Law School and a B.S. in Political Science from Hampton University.
Mr. Pratcher’s extensive and diverse asset management experience has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Fund.
As a result of the foregoing, this supplement supplements the subsection of the SAI entitled “Management of the Fund—Compensation of Trustees” by replacing the second to last sentence of the first paragraph thereof in its entirety with the following:
These Trustees are Holly E. Flanagan, Brian R. Ford, Daniel J. Hilferty III and Tyson A. Pratcher.

As a result of the foregoing, this supplement supplements the subsection of the SAI entitled “Management of the Fund—Compensation of Trustees” by inserting the following row at the bottom of the second table in such subsection:
Tyson A. Pratcher(1)	—	—

(1)
Mr. Pratcher was appointed to the Board in March 2021.

As a result of the foregoing, this supplement supplements the subsection of the SAI entitled “Management of the Fund—Trustee Beneficial Ownership of Shares” by inserting the following row at the bottom of the table in such subsection:
Tyson A. Pratcher                    None                    None
Please retain this Supplement with your SAI for future reference.